Exhibit 99.6

Client Name:
Client Project Name:	RMLT 2019-3
Start - End Dates:	3/18/2018-8/13/2019
Deal Loan Count:	397

Waived Conditions Summary

Review Scope	Category	Code	Description	Count
Credit	Credit/Mtg History	CRDCRMH119	Consumer lates exceed guidelines	1
Credit	DTI	CRDDTI187	Debt Ratio > 50%	1
Credit	Income/Employment	CRDINC125	Disposable/residual income does not meet guidelines	1
Credit	Income/Employment	CRDINC888	Income Amount is Unsupported by Documentation in File	1
Property Valuations	Property	PRVAPROP177	Property Issues Indicated	1
Property Valuations	Property	PRVAPROP2674	Property Issues Indicated 2	1
Compliance	State Rate Spread	CMPSRS2051	CA Higher-Priced Loan	5
Total				11

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